EXHIBIT 32.1

CERTIFICATION

In connection with the Annual Report on Form 10-K for the year ended December 31, 2012 of Black Elk Energy Offshore Operations, LLC (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Hoffman, Chief Executive Officer of the Company, and Gary Barton, Interim Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2013	By:	/s/ John Hoffman
	Name:	John Hoffman
	Title:	President and Chief Executive Officer (Principal Executive Officer)

Date: April 15, 2013	By:	/s/ Gary Barton
	Name:	Gary Barton
	Title:	Interim Chief Financial Officer (Principal Financial Officer)